UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): September 8, 2010

LIBERTY MEDIA CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	001-33982	84-1288730
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

12300 Liberty Blvd.

Englewood, Colorado 80112

(Address of principal executive offices and zip code)

Registrant’s telephone number, including area code: (720) 875-5400

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒          Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.04.  Temporary Suspension of Trading Under Registrant’s Employee Benefit Plans.

On September 10, 2010, Liberty Media Corporation (the Corporation) delivered to its executive officers and directors (collectively, the Covered Persons) a notice under Rule 104 of Regulation BTR, pursuant to which the Corporation has imposed a “blackout” period in accordance with Section 306(a) of the Sarbanes-Oxley Act of 2002 (SOX) and the Securities and Exchange Commission regulations.

Because a blackout period has been imposed under the Corporation’s 401(k) Savings Plan (the Plan) beginning at 4:00 p.m., New York City time, on October 8, 2010, and ending on or about October 15, 2010, the Corporation is also imposing a SOX blackout period beginning at 4:00 p.m., New York City time, on October 8, 2010, and ending on or about October 15, 2010.  The blackout period under the Plan is needed in connection with the conversion of the Liberty Capital Group Stock Fund, the Liberty Interactive Group Stock Fund and the Liberty Starz Series A Common Stock Fund from unitized stock funds to “real-time traded” stock.

While the SOX blackout period is in effect, the Covered Persons (and their immediate family members who share their respective residences) should not, directly or indirectly, engage in any purchase, sale, transfer, acquisition, or disposition of any equity securities of the Corporation, including any series of common stock and any options.

The Corporation received notice of the Plan blackout required by the Employment Retirement Income Security Act of 1974 on September 8, 2010, and provided the SOX blackout notice to the Covered Persons prior to the fifth business day thereafter.

If the Covered Persons have any questions pertaining to the notice or the SOX blackout period, they were directed to contact Charles Tanabe, Pam Coe or Craig Troyer in the Legal Department of the Corporation by telephone at 720-875-5400 or by mail at 12300 Liberty Boulevard, Englewood, CO 80112.

Item 8.01.  Other Events

On September 8, 2010 Liberty Media Corporation announced that John Malone, Chairman of Liberty Media Corporation, will be presenting at the 2010 Bank of America Merrill Lynch Media, Communications and Entertainment Conference, on Wednesday, September 15th at 12:00 p.m., Pacific Time at the Island Hotel Newport Beach, in Newport Beach, CA.  During his presentation, Mr. Malone may make observations regarding the company’s financial performance and outlook and may discuss the previously announced split-off of the Liberty Capital and Liberty Starz tracking stock groups.

Item 9.01.  Financial Statements and Exhibits

(d)  Exhibits

Exhibit No.	Name

99.1	Press Release dated September 8, 2010

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: September 13, 2010

LIBERTY MEDIA CORPORATION

	By:	/s/ Wade Haufschild
	Name:	Wade Haufschild
	Title:	Vice President

EXHIBIT INDEX

Exhibit No.	Name

99.1	Press Release dated September 8, 2010